UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
March 16, 2007
(Date of Earliest Event Reported)
West Corporation
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-21771 (Commission File Number)	47-0777362 (I.R.S. Employer Identification No.)
11808 Miracle Hills Drive, Omaha, Nebraska 68154
(Address of principal executive offices)
Registrant’s telephone number, including area code: (402) 963-1200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 Registrant’s Business and Operations.
Item 1.01. Entry into a Material Definitive Agreement.
Section 9 Financial Statements and Exhibits.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibits Index
Supplemental Indenture
Supplemental Indenture
Supplemental Indenture
Supplemental Indenture

Section 1 Registrant’s Business and Operations.
Item 1.01. Entry into a Material Definitive Agreement.
On March 16, 2007, CenterPost Communications, Inc., TeleVox Software, Incorporated, West At Home, LLC, each a domestic subsidiary of West Corporation (the “Company” and, such domestic subsidiaries, the “Guaranteeing Subsidiaries”) and The Bank of New York, as trustee (“Trustee”) entered into the Supplemental Indenture (the “Senior Supplemental Indenture”) to the Indenture, dated as of October 24, 2006, by and among the Company, the guarantors named therein and the Trustee, with respect to the Company’s $650.0 million aggregate principal amount of 9 1/2% senior notes due October 15, 2014 (the “Senior Notes” and, such Indenture, the “Senior Indenture”). Pursuant to the Senior Supplemental Indenture, the Guaranteeing Subsidiaries will unconditionally guarantee all of the Company’s obligations under the Senior Notes and the Senior Indenture on the terms and conditions set forth in the Senior Supplemental Indenture and the Senior Indenture.
Additionally, on March 16, 2007, the Guaranteeing Subsidiaries and the Trustee entered into the Supplemental Indenture (the “Senior Subordinated Supplemental Indenture”) to the Indenture, dated as of October 24, 2006, by and among the Company, the guarantors named therein and the Trustee, with respect to the Company’s $450.0 million aggregate principal amount of 11% senior subordinated notes due October 15, 2016 (the “Senior Subordinated Notes” and, such Indenture, the “Senior Subordinated Indenture”). Pursuant to the Senior Subordinated Supplemental Indenture, the Guaranteeing Subsidiaries will unconditionally guarantee all of the Company’s obligations under the Senior Subordinated Notes and the Senior Subordinated Indenture on the terms and conditions set forth in the Senior Subordinated Supplemental Indenture and the Senior Subordinated Indenture.
The foregoing descriptions of the Senior Supplemental Indenture and the Senior Subordinated Supplemental Indenture do not purport to be complete and are qualified in their entirety by reference to the Senior Supplemental Indenture and the Senior Subordinated Supplemental Indenture, which are filed as exhibits hereto and are incorporated herein by reference.
On March 30, 2007, SmartTalk, Inc., a domestic subsidiary of the Company, and the Trustee entered into the second Supplemental Indenture (the “Second Senior Supplemental Indenture”) to the Senior Indenture. Pursuant to the Second Senior Supplemental Indenture, SmartTalk, Inc. will unconditionally guarantee all of the Company’s obligations under the Senior Notes and the Senior Indenture on the terms and conditions set forth in the Second Senior Supplemental Indenture and the Senior Indenture.
Additionally, on March 30, 2007, SmartTalk, Inc. and the Trustee entered into the second Supplemental Indenture (the “Second Senior Subordinated Supplemental Indenture”) to the Senior Subordinated Indenture. Pursuant to the Second Senior Subordinated Supplemental Indenture, SmartTalk, Inc. will unconditionally guarantee all of the Company’s obligations under the Senior Subordinated Notes and the Senior Subordinated Indenture on the terms and conditions set forth in the Second Senior Subordinated Supplemental Indenture and the Senior Subordinated Indenture.
The foregoing descriptions of the Second Senior Supplemental Indenture and the Second Senior Subordinated Supplemental Indenture do not purport to be complete and are qualified in their entirety by reference to the Second Senior Supplemental Indenture and the Second Senior Subordinated Supplemental Indenture, which are filed as exhibits hereto and are incorporated herein by reference.
Section 9 Financial Statements and Exhibits.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description of Document

99.1	Supplemental Indenture, dated as of March 16, 2007, by and among CenterPost Communications, Inc., TeleVox Software, Incorporated, West At Home, LLC and The Bank of New York, to the Indenture, dated as of October 24, 2006, by and among West Corporation, the guarantors named therein and The Bank of New York, with respect to West Corporation’s $650.0 million aggregate principal amount of 9 1/2% senior notes due October 15, 2014.

99.2	Supplemental Indenture, dated as of March 16, 2007, by and among CenterPost Communications, Inc., TeleVox Software, Incorporated, West At Home, LLC and The Bank of New York, to the Indenture, dated as of October 24, 2006, by and among West Corporation, the guarantors named therein and The Bank of New York, with respect to West Corporation’s $450.0 million aggregate principal amount of 11% senior subordinated notes due October 15, 2016.

99.3	Supplemental Indenture, dated as of March 30, 2007, by and among SmartTalk, Inc. and The Bank of New York, to the Indenture, dated as of October 24, 2006, by and among West Corporation, the guarantors named therein and The Bank of New York, with respect to West Corporation’s $650.0 million aggregate principal amount of 9 1/[2]% senior notes due October 15, 2014.

99.4	Supplemental Indenture, dated as of March 30, 2007, by and among SmartTalk, Inc. and The Bank of New York, to the Indenture, dated as of October 24, 2006, by and among West Corporation, the guarantors named therein and The Bank of New York, with respect to West Corporation’s $450.0 million aggregate principal amount of 11% senior subordinated notes due October 15, 2016.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST CORPORATION
Dated: March 30, 2007	By:	/s/ Paul M. Mendlik
Paul M. Mendlik
Chief Financial Officer

Exhibits Index

Exhibit No.	Description of Document

99.1	Supplemental Indenture, dated as of March 16, 2007, by and among CenterPost Communications, Inc., TeleVox Software, Incorporated, West At Home, LLC and The Bank of New York, to the Indenture, dated as of October 24, 2006, by and among West Corporation, the guarantors named therein and The Bank of New York, with respect to West Corporation’s $650.0 million aggregate principal amount of 9 1/2% senior notes due October 15, 2014.

99.2	Supplemental Indenture, dated as of March 16, 2007, by and among CenterPost Communications, Inc., TeleVox Software, Incorporated, West At Home, LLC and The Bank of New York, to the Indenture, dated as of October 24, 2006, by and among West Corporation, the guarantors named therein and The Bank of New York, with respect to West Corporation’s $450.0 million aggregate principal amount of 11% senior subordinated notes due October 15, 2016.

99.3	Supplemental Indenture, dated as of March 30, 2007, by and among SmartTalk, Inc. and The Bank of New York, to the Indenture, dated as of October 24, 2006, by and among West Corporation, the guarantors named therein and The Bank of New York, with respect to West Corporation’s $650.0 million aggregate principal amount of 9 1/[2]% senior notes due October 15, 2014.

99.4	Supplemental Indenture, dated as of March 30, 2007, by and among SmartTalk, Inc. and The Bank of New York, to the Indenture, dated as of October 24, 2006, by and among West Corporation, the guarantors named therein and The Bank of New York, with respect to West Corporation’s $450.0 million aggregate principal amount of 11% senior subordinated notes due October 15, 2016.